UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At ACE Limited’s (“ACE” or “the company”) extraordinary general meeting held on October 22, 2015, the company’s shareholders approved amendments to the company’s Articles of Association to authorize the company’s Board of Directors to increase the company’s share capital until October 22, 2017 by a maximum amount equal to CHF 3,984,750,000.00 (divided into 165,000,000 shares). Previously, the company’s Board of Directors was authorized to increase the company’s share capital until May 15, 2016 by a maximum amount equal to CHF 3,381,000,000 (divided into 140,000,000 shares). The company’s amended Articles of Association containing these amendments will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (the “Swiss Commercial Register”). Subject to the subsequent approval by Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about October 23, 2015.

The foregoing description of the amendments is qualified in its entirety by reference to the company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.

In addition, at the company’s extraordinary general meeting held on October 22 2015, the company’s shareholders approved amendments to the company’s Articles of Association to change the name of the company from ACE Limited to Chubb Limited, effective upon, and subject to, completion of the merger with The Chubb Corporation (“Chubb”). The merger is expected to occur during the first quarter of 2016, subject to receipt of regulatory approvals and satisfaction of other customary closing conditions. The amendments to the company’s Articles of Association to effectuate the change in the company’s name will become effective upon registration with, and approval by, the Swiss Commercial Register, which is expected to occur promptly following completion of the merger.

Item 5.07	Submission of Matters to a Vote of Security Holders

The company convened its extraordinary general meeting of shareholders on October 22, 2015 pursuant to notice duly given. The agenda items submitted at the extraordinary general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below. These agenda items and proposals are described in more detail in the joint proxy statement/prospectus, dated September 11, 2015, filed by ACE with the Securities and Exchange Commission (“SEC”) on September 11, 2015.

At the October 22, 2015 extraordinary general meeting, abstentions and broker non-votes were not considered in the tabulation of the vote (and thus should be disregarded), with the exception of agenda item 1, the ACE authorized share capital proposal. Because agenda item 1, the ACE authorized share capital proposal, required an affirmative vote of two-thirds of the votes present (in person or by proxy), abstentions and broker non-votes had the effect of an “against” vote because they were counted as present but not “for” such item, all as further described in the company’s joint proxy statement/prospectus dated September 11, 2015 in the “ACE Extraordinary General Meeting of Shareholders” section under the headings “Vote Required to Approve Each Agenda Item” and “The Effect of Broker Non-Votes and Abstentions.”

1.	Amendment of ACE’s Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,657,768	3,017,979	1,197,643	0

2.	Amendment of ACE’s Articles of Association to change ACE Limited’s name to “Chubb Limited” effective as of (and subject to) the completion of the merger with Chubb

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,631,389	3,034,738	1,207,263	0

3.	Approval of issuance of new shares of ACE for purposes of the merger with Chubb

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,775,990	2,901,593	1,195,807	0

4.a	Election of Sheila P. Burke as additional member of the ACE Board of Directors (subject to completion of the merger with Chubb)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,644,279	2,966,991	1,262,120	0

4.b	Election of James I. Cash, Jr. as additional member of the ACE Board of Directors (subject to completion of the merger with Chubb)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,574,140	3,034,398	1,264,852	0

4.c	Election of Lawrence W. Kellner as additional member of the ACE Board of Directors (subject to completion of the merger with Chubb)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
258,788,225	3,818,641	1,266,524	0

4.d	Election of James M. Zimmerman as additional member of the ACE Board of Directors (subject to completion of the merger with Chubb)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,551,829	3,041,778	1,279,783	0

5.	Approval of the increased maximum compensation of the ACE Board of Directors until the next annual general meeting (subject to completion of the merger with Chubb)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,230,516	3,333,201	1,309,673	0

Item 8.01	Other Events

On October 22, 2015, the company issued a press release announcing the results of the shareholder vote at the extraordinary general meeting. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

All forward-looking statements made in this Report on Form 8-K related to the acquisition of Chubb, post-closing management of the combined company, performance or otherwise reflect ACE’s current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” “project” or other words of similar meaning. All forward-looking statements involve risks and uncertainties, which may cause actual results to differ, possibly materially, from those contained in the forward-looking statements.

Forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction involving ACE and Chubb, including future financial results; ACE’s and Chubb’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; expected management appointments and other statements that are not historical facts. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, without limitation, the following: the inability to complete the transaction in a timely manner; the failure to satisfy applicable conditions to completion of the transaction, including receipt of required regulatory approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of Chubb’s operations with those of ACE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ACE’s, Chubb’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; and actions taken or conditions imposed by the United States and foreign governments and regulatory authorities. Moreover, there is no certainty that the individuals identified as expected officers of the combined company will in fact remain employed by ACE or Chubb, respectively, through closing of the transaction. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy statement/prospectus that was delivered to ACE’s and Chubb’s respective shareholders, and in ACE’s and Chubb’s respective filings with the SEC that are available on the SEC’s website, located at www.sec.gov, including the sections entitled “Risk Factors” in ACE’s Annual Report on Form 10–K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, “Risk Factors” in ACE’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, which was filed with the SEC on August 4, 2015, and “Risk Factors” in Chubb’s Annual Report on Form 10–K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Report on Form 8-K. ACE undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

99.1	Press Release, dated October 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: October 22, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

99.1	Press Release, dated October 22, 2015